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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 and 15(d) of the
                       Securities Exchange Act of 1934

                 Date of Report
        (Date of earliest event reported)             April 25, 1997

                    PACIFIC CENTURY FINANCIAL CORPORATION
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           (Exact name of registrant as specified in its charter)


          Hawaii                         1-6887                   99-0148992
----------------------         ------------------------      -------------------
State of incorporation         (Commission File Number)         (IRS Employer
                                                             Identification No.)


  130 Merchant Street, Honolulu, Hawaii                               96813
 ----------------------------------------                           ----------
 (Address of principal executive offices)                           (Zip Code)


               Registrant's telephone number,
                   including area code:               (808) 847-8888

                            Bancorp Hawaii, Inc.
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      (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On April 25, 1997, Registrant's name was changed from Bancorp Hawaii, Inc. to Pacific Century Financial Corporation. Filed herewith as
Exhibit 3.1 is the amendment to Registrant's Restated Articles of Incorporation pertaining to the name change.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMAS AND EXHIBITS

         (c) Exhibits

             The following exhibit is filed herewith:

         EXHIBIT NUMBER               DESCRIPTION OF EXHIBIT
         --------------               ----------------------

              3.1 Articles of Amendment to Change Corporate Name, as filed on April 25, 1997 with the Department of Commerce and Consumer Affairs of the State of Hawaii.


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                                  SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Date: April 30, 1997                 PACIFIC CENTURY
                                       FINANCIAL CORPORATION

                                       By /s/ DENIS K. ISONO
                                            (Signature)

                                       Denis K. Isono
                                       Senior Vice President
                                       and Controller